UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1350 Old Bayshore Highway,
Suite 400

Burlingame, California 94010

(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INVA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 22, 2023 (the “Meeting”), the stockholders of Innoviva, Inc. (“Innoviva”) elected six members to our board of directors, each for a one-year term expiring at the annual meeting of stockholders in 2024, as follows:

Members	Number of Shares Voted For	Number of Shares Voted Against or Abstained	Broker Non- Votes
Deborah L. Birx, M.D.	53,617,426	881,654	4,319,019
Mark DiPaolo, Esq.	54,180,081	318,999	4,319,019
Jules Haimovitz	53,447,741	1,051,339	4,319,019
Odysseas D. Kostas, M.D.	54,168,478	330,602	4,319,019
Sarah Schlesinger, M.D.	52,929,318	1,569,762	4,319,019
Sapna Srivastava, Ph.D.	32,608,554	21,890,526	4,319,019

At the Meeting, our stockholders next approved on a non-binding advisory basis, Innoviva’s executive compensation. The vote for such approval was 51,955,275 shares for, 2,512,795 shares against, 31,010 shares abstaining, and 4,319,019 shares of broker non-votes.

Also at the Meeting, our stockholders next approved one year as the frequency of non-binding advisory votes on Innoviva’s executive compensation. The vote for such approval was 51,448,996 shares for one year, 19,063 shares for two years, 2,986,237 shares for three years, 44,784 shares abstaining and 4,319,019 broker non-votes.

Also at the Meeting, our stockholders next ratified the selection by the Audit Committee of the Board of Directors of Innoviva of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The vote for such ratification was 58,801,428 shares for, 11,607 shares against, 5,064 shares abstaining and no broker non-votes.

Also at the Meeting, our stockholders next approved the Innoviva, Inc. 2023 Employee Stock Purchase Plan. The vote for such approval was 54,298,015 shares for, 130,716 shares against, 70,349 shares abstaining and 4,319,019 broker non-votes.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: May 23, 2023	By:	/s/ Pavel Raifeld

Pavel Raifeld
Chief Executive Officer